UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2013 (September 17, 2013)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 430, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

Approval of the 2013 Equity Incentive Plan

On July 26, 2013, our Board of Directors (the “Board”) approved, subject to stockholder approval, the ARCA biopharma, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). Our stockholders approved the 2013 Plan at our 2013 Annual Meeting of Stockholders, held on September 17, 2013 (the “2013 Annual Meeting”). The 2013 Plan is the successor to the Amended and Restated ARCA biopharma, Inc. 2004 Equity Incentive Plan. A copy of the 2013 Plan as well as forms of Stock Option Grant Notice, Option Agreement, Notice of Exercise, Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement (collectively, the “Related Agreements”), are filed herewith.

Condition Satisfied for Contingent Grants to Executive Officers

The Board granted stock option awards and restricted stock units to certain directors and executive officers on September 17, 2013 pursuant to the 2013 Plan, contingent on stockholder approval of 2013 Plan. The stockholders approved the 2013 Plan at the 2013 Annual Meeting, thereby satisfying the condition for the previously disclosed contingent grants.

2013 Director and Executive Option Grants

On September 17, 2013, the Board, upon the recommendation of the Compensation Committee of the Board, approved the following stock option (“Options”) and restricted stock unit (“RSUs”) grants to the below executive officers pursuant to the 2013 Plan and the applicable Related Agreements:

Name	Options Granted (1)	RSU’s Granted (2)
Michael Bristow President and Chief Executive Officer	282,825	125,000
Christopher Ozeroff Senior Vice President, General Counsel & Secretary	42,642	75,000
Patrick Wheeler Chief Financial Officer	81,856	75,000

(1)	Vests in 36 equal monthly installments measured from September 17, 2013
(2)	Vests in 3 equal annual installments measured from September 17, 2013

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 17, 2013, we held our 2013 Annual Meeting at which our stockholders voted upon (i) the election of our Board nominees, Dr. Linda Grais and Dr. John L. Zabriskie, to our Board for three-year terms ending at the 2016 Annual Meeting of Stockholders, (ii) the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, (iii) the approval of the 2013 Plan, (iv) the approval of, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement filed with the Securities and Exchange Commission on August 1, 2013, and (v) to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

The stockholders elected both director nominees, ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, approved the 2013 Plan, approved the resolution concerning the advisory vote on the compensation of the Company’s named executive officers, and approved the resolution concerning the advisory vote on the preferred frequency of advisory stockholder votes on executive compensation of the ARCA named executive officers, with the frequency of every three years. The tabulation of votes cast with respect to each matter voted upon, as applicable, was as follows:

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Linda Grais, M.D.	1,486,975	26,104	4,291,946
John L. Zabriskie	1,491,149	21,930	4,291,946

2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012

For	Against	Abstentions	Broker Non-Votes
5,705,120	55,835	44,070	-

3. Approval of the 2013 Plan

For	Against	Abstentions	Broker Non-Votes
1,346,958	133,741	32,380	4,291,946

4. Executive Compensation

For	Against	Abstentions	Broker Non-Votes
1,413,355	75,549	24,175	4,291,946

5. Frequency of Compensation

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
589,058	22,277	887,512	14,232	4,291,946

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	ARCA biopharma, Inc. 2013 Equity Incentive Plan

10.2	Form of Stock Option Agreement and Option Grant Notice under 2013 Equity Incentive Plan (Standard)

10.3	Form of Stock Option Agreement and Option Grant Notice under 2013 Equity Incentive Plan (Officer)

10.4	Form of Stock Option Agreement and Option Grant Notice under 2013 Equity Incentive Plan (Director)

10.5	Form of Restricted Stock Unit Award Agreement and Notice of Grant Award under 2013 Equity Incentive Plan (Standard)

10.6	Form of Restricted Stock Unit Award Agreement and Notice of Grant Award under 2013 Equity Incentive Plan (Officer)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2013

ARCA biopharma, Inc. (Registrant)

By:	/s/ Christopher D. Ozeroff
Name:	Christopher D. Ozeroff
Title:	Senior Vice President and General Counsel

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	ARCA biopharma, Inc. 2013 Equity Incentive Plan

10.2	Form of Stock Option Agreement and Option Grant Notice under 2013 Equity Incentive Plan (Standard)

10.3	Form of Stock Option Agreement and Option Grant Notice under 2013 Equity Incentive Plan (Officer)

10.4	Form of Stock Option Agreement and Option Grant Notice under 2013 Equity Incentive Plan (Director)

10.5	Form of Restricted Stock Unit Award Agreement and Notice of Grant Award under 2013 Equity Incentive Plan Standard

10.6	Form of Restricted Stock Unit Award Agreement and Notice of Grant Award under 2013 Equity Incentive Plan (Officer)